License Revenue	6 Months Ended
Jun. 30, 2023
Revenue from Contract with Customer [Abstract]
License Revenue	License Revenue
Revenue comprised of license revenue for the three and six months ended June 30, 2023, and 2022 and is represented in the table below by geographical location (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
License revenue
United States	$—	$—	$1,292	$—
Total license revenue	$—	$—	$1,292	$—
Research, Option and License Agreement with Cabaletta:
On January 9, 2023, the Company entered into an Option and License Agreement (the “Cabaletta Agreement”) with Cabaletta Bio Inc. (“Cabaletta”), pursuant to which the Company granted to Cabaletta a non-exclusive license to research, develop, manufacture, have manufactured, use, and commercialize products incorporating the Company's safety switch technology, "RQR8 technology". Upon the execution of the Cabaletta Agreement, the Company made available the RQR8 licensed know-how to Cabaletta for a non-refundable license fee of $1.2 million. The Company has no further material performance obligations related to the Cabaletta Agreement.
The Company further granted to Cabaletta the option to expand the rights and licenses granted hereunder to include the research, development, manufacture, use, or commercialization of licensed products up to a predetermined number of target options upon payment of an option exercise fee.
The Company identified the following material promises relating to the granting of a non-exclusive license for research, development, manufacturing and commercialization activities as well as the initial transfer of know-how and information to Cabaletta. The Company determined the option exercise fee is not offered at a significant and incremental discount. Accordingly, the option granted to Cabaletta does not represent a material right and, therefore, is not a performance obligation at the outset of the arrangement. The Company determined that the granting of the research license and the initial transfer of know-how were not distinct from one another and must be combined as a performance obligation, as Cabaletta requires the know-how to derive benefit from the license. Based on these determinations, the Company identified one distinct performance obligation at the inception of the contract.
The Company further determined that the license fee payable constituted the entirety of the consideration included in the transaction price at contract inception, which was allocated to the one performance obligation. The amount of the transaction price allocated to the performance obligation is recognized as or when the Company satisfies the performance obligation. The Company determined that the performance obligation was recognized at a point-in-time, upon the delivery of the transfer of know-how and research license to Cabaletta. No license revenue was recognized for the three months ended June 30, 2023. The Company recognized total license revenue of $1.2 million, related to the Cabaletta Agreement for the six months ended June 30, 2023.
Upon execution of the Cabaletta Agreement, the transaction price included only the $1.2 million non-refundable license fee payable to the Company. The Company may receive further payments upon the exercise of the options for licensed targets, the achievement of certain development and sales milestones, as well as royalty payments based on net sales of each product covered by the licensed intellectual property.
The future milestones, which represent variable consideration, will be evaluated under the most likely amount method, and were not included in the transaction price, as these amounts were fully constrained as of June 30, 2023.